As filed with the U.S. Securities and Exchange Commission on December 19, 2008
Securities Act File No. 33-40603
Investment Company Act File No. 811-06310

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No.
Post-Effective Amendment No. 47
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 49
(Check appropriate box or boxes.)

Legg Mason Partners Variable Income Trust*
(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel
Legg Mason Partners Variable Income Trust
100 First Stamford Place
Stamford, Connecticut
(Name and Address of Agent for Service)
COPY TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

Continuous
(Approximate Date of Proposed Offering)
It is proposed that this filing will become effective on February 28, 2009 pursuant to Rule 485(a) under the Securities Act of 1933, as amended.
* This filing relates solely to Legg Mason Partners Variable Money Market Portfolio.

PROSPECTUS / FEBRUARY 28, 2009

Legg Mason Partners
Variable Money Market
Portfolio

Shares of the fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. This Prospectus should be read together with the Prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners
Variable Money Market Portfolio

The fund described in this Prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investments, risks and performance	2
More on the fund’s investments and related risks	9
Management	16
Share transactions	18
Share price	21
Dividends, distributions and taxes	22
Financial highlights	23

You should know:
An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investments, risks and performance

This summary describes Legg Mason Partners Variable Money Market Portfolio and the principal risks of investing in it. For more information, see “More on the fund’s investments” on page 9.

Investment objective

The fund seeks to maximize current income consistent with preservation of capital. The fund seeks to maintain a stable $1.00 share price. Of course, there is no assurance that the fund will achieve its objective.

Principal investment strategies
Key investments

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include:

•	obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers;

•	commercial paper and asset-backed securities;

•	obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and

•	obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada.

The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. More about these structured instruments is included in the “More on the fund’s investments” section.

Credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories by

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nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, are deemed by the subadviser to be of equivalent quality.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a weighted average maturity of 90 days or less.

Principal risks of investing in the fund

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

•	Interest rate and market risks. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the fund, or its yield, to decline

•	Credit risk. The fund invests in securities that are rated, when the fund buys them, in one of the two highest short-term rating categories by nationally recognized rating agencies, or, if unrated, in the subadviser’s opinion are of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline

Legg Mason Partners Variable Money Market Portfolio ï 3

•	Yield fluctuation. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income

•	Risks associated with portfolio selection. The portfolio managers’ judgment about the credit quality or value of, or market trends affecting, a particular security or about the market and interest rates generally may prove to be incorrect

•	Risks related to structured securities. The structured securities in which the fund invests are a type of derivative instrument. The fund does not intend to use derivatives to leverage its portfolio or increase its exposure to interest rate or credit risk, but these derivatives may not perform as intended. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by other investments. These issues could be resolved in a manner that could hurt the performance of the fund

•	Risks associated with concentration in the banking industry. The fund may invest more than 25% of its assets in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. This means that an investment in the fund is particularly susceptible to events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided

4 ï Legg Mason Partners Funds

support to certain financial institutions, but there is no assurance they will continue to do so

•	Foreign securities risk. The fund may invest in dollar-denominated foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets also may offer less protection to investors, such as the fund

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s Statement of Additional Information (the “SAI”). Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s shares for the calendar years indicated and for the

Legg Mason Partners Variable Money Market Portfolio ï 5

best and worst calendar quarters during the years covered. The table shows the average annual returns for shares and also compares the fund’s performance with the average annual total returns of an index or other benchmark.

Performance figures do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of expenses. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total Returns

Calendar years ended December 31

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.55% in 3rd quarter 2000; Lowest: [     ]% in [          ]

AVERAGE ANNUAL TOTAL RETURNS[1] (for the periods ended December 31, 2008)

	1 YEAR		5 YEARS		10 YEARS
Fund	[ ]	%	[ ]	%	[ ]	%

90-day U.S. Treasury Bill Index	[ ]	%	[ ]	%	[ ]	%

[1]	As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. The performance information shown above includes that of the fund’s predecessor.

6 ï Legg Mason Partners Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended October 31, 2008. Expenses may vary in the future. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the returns would be lower and the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund is presented in the contract prospectus through which the fund’s shares are offered to you.

SHAREHOLDER FEES

(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

ANNUAL FUND OPERATING EXPENSES’

(PAID BY THE FUND AS A % OF NET ASSETS)
Management fee[1]	0.45%

Distribution and service (12b-1) fees	None

Other expenses[2,3]	[ ]%

Total annual fund operating expenses*,4	[ ]%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes that:

•	You invest $10,000 in the fund for the period shown

•	You reinvest all distributions and dividends without a sales charge

•	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for the purposes of this example and is not a prediction of the fund’s future performance

•	You redeem your shares at the end of the period

Legg Mason Partners Variable Money Market Portfolio ï 7

•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

NUMBER OF YEARS YOU OWN YOUR SHARES

	1 YEAR		3 YEARS		5 YEARS		10 YEARS
Variable Money Market Portfolio	$	[ ]	$	[ ]	$	[ ]	$	[ ]

*	Because of a voluntary expense cap, actual total operating expenses are not expected to exceed 1.25%. This voluntary expense cap does not cover interest, brokerage, taxes and extraordinary expenses and may be changed or terminated at any time. In order to implement this voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the voluntary expenses cap. The Board has been apprised of the expense cap and recapture arrangement.

[1]	The fund pays management fees at an annual rate that decreases as fund assets increase in accordance with the following breakpoint schedule:

Average Daily	Management
Net Assets	Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

[2]	The amount set forth in “Other expenses” has been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward.

[3]	Other expenses have been restated to reflect expenses actually paid by the fund in the current fiscal year to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”) through April 30, 2009 and estimated expenses (based on current fees) that will be incurred if the Program is continued until September 2009, and if the fund participates in the extended Program. The fees to participate in the Program if it is extended beyond April 30, 2009 are not known at this time and could be higher or lower than the estimated fees shown.

[4]	The expense ratio reflects certain one-time, non-recurring expenses for prospectus and shareholder report printing and mailing costs incurred relating to recent fiscal years. Without the effect of this adjustment, the expense ratio is estimated to be [ ]%.

8 ï Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

The fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

Money market instruments

Money market instruments are typically short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and

Legg Mason Partners Variable Money Market Portfolio ï 9

may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities (which are backed by pools of mortgages, loans or accounts receivable such as car installment or credit card receivables) and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities.

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

10 ï Legg Mason Partners Funds

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

Mortgage-backed and asset-backed securities

The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan

Legg Mason Partners Variable Money Market Portfolio ï 11

Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities are also particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Municipal securities

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation

12 ï Legg Mason Partners Funds

certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The interest on municipal securities in the opinion of bond counsel at the time of purchase, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could

Legg Mason Partners Variable Money Market Portfolio ï 13

adversely affect the tax status of municipal securities held by a fund.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes, by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions are a form of leverage and may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example,

14 ï Legg Mason Partners Funds

the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happened, you would own fewer shares. By investing in the fund, you agree to this reduction should it become necessary.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There are also many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Variable Money Market Portfolio ï 15

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $[     ] billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $[     ] billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $[     ] billion.

Management fee

For the fiscal year ended October, 31, 2008, the fund paid a management fee, after waivers and reimbursements, if any, of [     ]%, of the fund’s average daily net assets for investment management services.

The fund pays, before waivers, management fees at the following rates based on assets under management: 0.450% on assets up to $1 billion, 0.425% on assets between $1 billion and $2 billion, 0.400% on assets between $2 billion and $5 billion, 0.375% on assets between $5 billion and $10 billion, and 0.350% on assets over $10 billion.

16 ï Legg Mason Partners Funds

A discussion regarding the basis for the Board’s approval of the fund’s management and subadvisory agreements is available in the fund’s annual report for the fiscal year ended October 31, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under shareholder services and distribution plans (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners Variable Money Market Portfolio ï 17

Share transactions

Availability of the fund

Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pension or other qualified plans.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the fund’s Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the fund’s Board to be in the best interests of the fund’s shareholders.

The fund reserves the right to reject any specific purchase order or suspend, cease or restrict the offering of fund shares.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, on any day the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays)

18 ï Legg Mason Partners Funds

or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

The fund has the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

Subject to applicable law, the fund may, with prior notice, adopt policies from time to time requiring mandatory redemption of shares in certain circumstances.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, and investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of the fund has determined not to adopt policies and procedures, or impose redemption fees or other restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the portfolio by the manager, which could detract from the fund’s performance.

The Boards of the various Legg Mason Partners non-money market funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund described in this Prospectus. If you plan to exchange your money market shares for shares of another Legg Mason Partners

Legg Mason Partners Variable Money Market Portfolio ï 19

fund, please read the prospectus of that other Legg Mason Partners fund.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact Legg Mason Partners Shareholder Services.

20 ï Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant net asset value of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

Legg Mason Partners Variable Money Market Portfolio ï 21

Dividends, distributions and taxes

[to be updated by Amendment]

The fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

In order to enable contracts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Code, the fund intends to structure its portfolio in a manner that complies with those requirements. The applicable Treasury Regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. So long as the fund qualifies as a “regulated investment company,” and limits sales of its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans, each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. If the fund should fail to comply with the diversification or investor requirements or fail to qualify for the special tax treatment afforded regulated investment companies under the Code, it is possible that contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

22 ï Legg Mason Partners Funds

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by [          ], an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. The financial information shown below for periods prior to April 30, 2007 is that of the fund’s predecessor.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

	2008	2007	2006[1]	2005[1]	2004[1,2]
NET ASSET VALUE, BEGINNING OF YEAR		$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:

Net investment income		0.049	0.043	0.024	0.007

Net realized gain (loss)[3]		0.000	(0.000)	(0.000)	0.000

Total income from operations		0.049	0.043	0.024	—

Less distributions from:

Net investment income		(0.049)	(0.043)	(0.024)	(0.007)

Total distributions		(0.049)	(0.043)	(0.024)	—

NET ASSET VALUE, END OF YEAR		$1.000	$1.000	$1.000	$1.000

Total Return[4]		4.97%	4.41%	2.44%	—

NET ASSET VALUE, END OF YEAR (MILLIONS)		$507	$483	$481	$511

Ratios to Average Net Assets:

Gross expenses		0.50%[5]	0.50%	0.52%	0.53%

Net expenses[6]		0.50 [5,7]	0.49 [7]	0.52 [7]	0.53 [7]

Net investment income		4.86	4.33	2.41	0.71

[1]	For a share of capital stock outstanding for the period prior to April 30, 2007.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Amount represents less than $0.0005 per share.

[4]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[5]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 0.49%.

[6]	As a result of voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the fund will not exceed 1.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Variable Money Market Portfolio ï 23

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Legg Mason Partners Variable Money Market Portfolio
Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact an appropriate representative of your participating life insurance company if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at Legg Mason Partners Funds, 55 Water St., New York, New York 10041. You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of the fund’s SAI and Annual and Semi-Annual Reports, or to request other information.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-06310)
[            ]

Filed under Rule 497(e)
File No. 33-40603

February 28, 2009

STATEMENT OF ADDITIONAL INFORMATION

Legg Mason Partners Variable High Income Portfolio
Legg Mason Partners Variable Adjustable Rate Income Portfolio
Legg Mason Partners Variable Money Market Portfolio

55 Water Street
New York, New York 10041

(800) 451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectuses of Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Variable Money Market Portfolio (each, a “fund”), each dated February 28, 2008, each as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each of the funds assumed the assets and liabilities of a predecessor fund with the same name effective April 30, 2007. The funds are series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI is that of the funds’ predecessors.

Shares of each fund are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity and variable life insurance contracts (the “Contracts”) and certain qualified plans. The Separate Accounts invest in shares of one or more of the funds in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the Contract prospectus. Shares of each fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of a fund may be suspended from time to time and the Trust reserves the right to reject any specific purchase order.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the funds and provides certain oversight services to each fund. Western Asset Management Company (“Western Asset”) and, with respect to Legg Mason Partners Variable High Income Portfolio, Western Asset Management Company Limited (“Western Asset Limited,” and together with Western Asset, the “subadvisers” or the “subadviser”) provide the day-to-day portfolio management of the funds. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Additional information about a fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. Each fund’s prospectus and copies of these reports may be obtained free of charge from designated insurance companies offering Separate Accounts which fund Contracts and qualified pension and retirement plans, or by writing or calling the Trust at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

TABLE OF CONTENTS

Investment Objectives and Strategies	3
Investment Practices and Risk Factors	6
Investment Policies	51
Management	56
Disclosure of Portfolio Holdings	64
Portfolio Turnover	67
Taxes	67
Valuation of Shares	68
Availability of the Funds	69
Redemption of Shares	70
Investment Management and Other Services	70
Portfolio Manager Disclosure	75
Distributor	78
Portfolio Transactions	80
Additional Information	82
Legal Matters	85
Financial Statements	88
Appendix A — Western Asset Management Company and Western Asset Management Company Limited Proxy Voting Policies and Procedures	A-1
Appendix B — Description of Ratings	B-1

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

INVESTMENT OBJECTIVES AND STRATEGIES

Each of the funds is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, diversified management investment company.

Each fund’s prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of each fund’s investment policies in its prospectus.

Investment Objectives

Set forth below are the funds’ investment objectives. None of the objectives is fundamental and thus, it may be changed by the Trustees without shareholder approval. There is no guarantee that any fund will achieve its objective or objectives.

Legg Mason Partners Variable High Income Portfolio seeks primarily high current income. Capital appreciation is a secondary objective.

Legg Mason Partners Variable Adjustable Rate Income Portfolio seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Legg Mason Partners Variable Money Market Portfolio seeks to maximize current income consistent with preservation of capital. The fund also seeks to maintain a stable $1 share price.

Investment Strategies

Set forth below is a discussion of certain investment strategies for each fund. Refer to the “Investment Practices and Risk Factors” section of this SAI for further information.

Legg Mason Partners Variable High Income Portfolio [To Be Updated]

The fund will invest, under normal conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.

The fund may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers. The risks associated with investments in foreign issuers will generally be more pronounced in emerging market countries. An emerging market country will be considered to be any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank in its annual categorization, as middle- or low-income.

The fund may invest in securities of any maturity without maintaining average effective portfolio duration within a specified range. Generally, “duration” is a measure of the expected life of a fixed income security. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.

The fund may invest in zero coupon bonds, which trade at a discount from face value because no interest is paid until maturity.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

Despite this flexibility, the fund’s subadvisers may choose not to make use of derivatives for a variety of reasons. Should the subadvisers choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.

The fund invests primarily in below investment grade securities. Debt securities rated below investment grade (“junk bonds,”) are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. In addition, zero coupon bonds may be subject to greater fluctuations in market value than securities that pay interest periodically.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

In the event that a security is rated by different agencies and receives different ratings from these agencies, the fund will treat the security as being rated in the lower rating category received from the agency.

Legg Mason Partners Variable Adjustable Rate Income Portfolio [To Be Updated]

The fund normally invests at least 80% of the value of its net assets in adjustable rate securities or other investments with similar economic characteristics. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The fund is also permitted to invest up to 20% of its net assets, including any borrowings, in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the fund’s subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

The securities in which the fund may invest include mortgage-backed securities (“MBSs”) (including U.S. government and privately issued MBSs), asset-backed securities (“ABSs”), collateralized mortgage obligations (“CMOs”) and mortgage-related derivative securities, including government stripped MBSs (“SMBSs”), U.S. government securities, bank loan securities and corporate debt securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued ABSs in which the fund may invest may represent interests in various types of underlying receivables such as mortgage loans, home equity loans and automobile and credit card receivables.

U.S. government obligations are securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Investments in U.S. government securities, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), are not necessarily backed by the full faith and credit of the United States.

Unlike fixed rate securities, the interest rates of adjustable rate MBSs and ABSs are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures contracts, options on securities and securities indices and options on these futures, for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	For purposes of enhancing returns

The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

Despite this flexibility, the fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective to achieve the desired result.

The fund primarily invests in U.S. government securities and securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization. The fund may invest up to 20% of its net assets, including borrowings, in securities rated below investment grade at the time of purchase, or, if unrated, deemed to be of a comparable credit quality by the subadviser.

Securities rated below investment grade (“junk bonds”) are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid and may be more difficult to value. Changes in economic conditions or other circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an issuer of such a security has difficulty meeting its obligations, the fund may become the holder of a restructured security or of underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

The fund may invest in securities of any maturity, but will normally maintain an average effective duration of less than or equal to one year. Generally, “duration” is a measure of the expected life of a fixed income security. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present value of the cash to be received at the corresponding future point in time. Effective duration measures the expected sensitivity of a security’s market price to changes in interest rates, taking into account the effects of the security’s structural complexities.

Legg Mason Partners Variable Money Market Portfolio

The fund may invest in all types of high quality, short-term money market instruments denominated in U.S. dollars. These may include: obligations of U.S. and non-U.S. banks and other U.S. and foreign private issuers; commercial paper, asset-backed commercial paper and other mortgage-backed and asset-backed securities; obligations of the U.S. government and its agencies and instrumentalities, and repurchase agreements for these obligations; and obligations issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. The fund may invest more than 25% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. These include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature that substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. None of the funds intends to use these derivatives to leverage the fund’s portfolio or increase its exposure to interest rate or credit risk but these derivatives may not perform as intended.

INVESTMENT PRACTICES AND RISK FACTORS

The funds’ principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the funds, and contains more information about the various types of securities in which each fund may invest and the risks involved in such investments.

Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Adjustable Rate Income Portfolio (and Legg Mason Partners Variable Money Market Portfolio only to the extent such securities are eligible for purchase by a money market fund). [To be updated by amendment with respect to Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Adjustable Rate Income Portfolio.]

Fixed-Income Securities

Corporate Debt Obligations.  The funds may invest in corporate debt obligations, including zero coupon securities, issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities.  Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities (“U.S. government securities”) in which the funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration (“FHA”), Farmers Home Administration, Export-Import Bank of the United States, U.S. Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Resolution Trust Company. Direct obligations of the U.S. Treasury include bills, certificates of indebtedness, notes and bonds which differ in their interest rates, maturities and dates of issuance. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the U.S. Other instruments, such as obligations of the Federal Home Loan Banks are supported by the right of the issuer to borrow from the U.S. Treasury. Still other instruments such as obligations of FNMA are supported only by the credit of the instrumentality and not backed by the full faith and credit of the U.S. government. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the funds will not invest in obligations issued by an instrumentality of the U.S. government unless a subadviser determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by a fund.

Debt Obligations Generally.  Debt and fixed-income securities share three principal risks: first, the level of interest income generated by fixed-income investments may decline due to a decrease in market interest rates. Thus, when fixed-income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of fixed-income investments. Conversely, during periods of rising interest rates, the value of fixed-income investments will generally decline. The magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in a fund’s net asset value. In addition, certain fixed-income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Zero Coupon, Pay-In-Kind, Delayed Interest Securities and Discount Notes.  The funds may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Zero-coupon and delayed interest securities are issued at a significant discount from their principal amount. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such securities. Like zero coupon bonds, discount notes are unsecured obligations that are issued at a discount and mature at par and do not otherwise pay cash income to their holders.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt a fund is typically authorized to assert its rights directly against the issuer of the underlying obligation, a fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Mortgage-Backed Securities.  Three basic types of MBSs are currently available for investments: (a) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, primarily consisting of securities either guaranteed by GNMA or issued by FNMA or FHLMC; (b) those issued by private issuers that represent an interest in or are collateralized by MBSs issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (c) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or MBSs without a U.S. government guarantee but usually having some form of private credit enhancement.

Fixed Rate MBSs.  Fixed rate MBSs in which the funds may invest consist primarily of fixed rate pass-through securities and fixed rate CMOs. Like Adjustable Rate Securities, these fixed rate securities may be issued either by agencies or instrumentalities of the United States government or by the types of private issuers described above. The basic structures of fixed rate MBSs are the same as those described above with respect to Adjustable Rate Securities. The principal difference between fixed rate securities and Adjustable Rate Securities is that the interest rate on the former type of securities is set at a predetermined amount and does not vary according to changes in any index.

Stripped MBSs.  The funds may invest in SMBSs, which are derivative multi-class MBSs typically issued by the same types of issuers that issue MBSs. Unlike MBSs, SMBSs commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBSs contemplates one class (the principal only or “PO” class) receiving some of the interest and most of the principal from the underlying assets, and the other class (the interest only or “IO” class) receiving most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. Although the funds may purchase securities of a PO class, it is more likely to purchase the securities of an IO class.

Although IO class SMBSs individually have greater market volatility than Adjustable Rate Securities, the funds will seek to combine investments in IOs with other investments that have offsetting price patterns. The value of IOs varies with a direct correlation to changes in interest rates, whereas the value of fixed rate MBSs, like that of other fixed rate debt securities, varies inversely with interest rate fluctuations. Therefore, active management of IOs in combination with fixed rate MBSs is intended to add incremental yield from changes in market rates while not materially increasing the volatility of a fund’s net asset value.

The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying Mortgage Assets experience greater-than-anticipated payments of principal, a fund may fail to recoup fully its initial investment in IOs. The sensitivity of an IO that represents the interest portion of a particular class as opposed to the interest portion of an entire pool to interest rate fluctuations may be increased because of the characteristics of the principal portion to which it relates.

Asset-Backed Securities.  An ABS represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an ABS, as will the exhaustion of any credit enhancement. The risks of investing in ABSs ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an ABS, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage related securities, the loans underlying ABSs are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

Each fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large number of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

ABSs are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, including MBSs, which could result in possible losses to a fund. In addition, the secondary market for ABSs may not be as liquid as the market for other securities, including MBSs, which may result in a fund’s experiencing difficulty in valuing ABSs.

Mortgage-Backed Securities and Asset-Backed Securities Issued by Non-governmental Entities.  Certain of the MBSs, as well as certain of the ABSs, in which the funds may invest will be issued by private issuers, and therefore, may have exposure to subprime loans as well as to the mortgage and credit markets generally. Such MBSs and ABSs may take a form similar to the pass-through MBSs issued by agencies or instrumentalities of the U.S. government, or may be structured in a manner similar to the other types of MBSs or ABSs described below. Private issuers include originators of or investors in mortgage loans and receivables such as savings and loan associations, savings banks, commercial banks, investment banks, finance companies and special purpose finance subsidiaries of these types of institutions.

Unlike MBSs issued or guaranteed by the U.S. government or one of its sponsored entities, MBSs issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBSs that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBSs that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBSs may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBSs and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBSs pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBSs that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If a fund purchases subordinated MBSs, the subordinated MBSs may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued MBSs are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBSs held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable Rate Securities.  The funds may invest in, and Legg Mason Partners Variable Adjustable Rate Income Portfolio will invest at least 80% of its net assets in, adjustable rate securities (“Adjustable Rate Securities”), consisting principally of MBSs and ABSs. Adjustable Rate Securities are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount (typically referred to as a “spread”) over the market levels of interest rates as reflected in specified indexes. MBSs are securities that directly or indirectly represent an interest in, or are backed by and are payable from, mortgage loans secured by real property. ABSs are similar in structure to MBSs, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans. MBSs and ABSs are issued in structured financings through which a sponsor securitizes the underlying mortgage loans or financial assets to provide the underlying assets with greater liquidity or to achieve certain other financial goals. The collateral backing MBSs and ABSs is usually held by an independent bailee, custodian or trustee on behalf of the holders of the related MBSs or ABSs. The holder of the related MBSs or ABSs (such as a fund) will have either an ownership interest or security interest in the underlying collateral and can exercise its rights to it through the bailee, custodian or trustee.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. These prepayments may usually be made by the related obligor without penalty. Prepayment rates are affected by changes in prevailing interest rates and numerous economic, geographic, social and other factors. (ABSs backed by assets other than home equity loans do not generally prepay in response to changes in interest rates, but may be subject to prepayments in response to other factors.) Changes in the rates of prepayments will generally affect the yield to maturity of the security.

Among the specific types of MBSs in which the funds may invest are adjustable rate mortgages (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first 3, 6, 12, 13, 36 or 60 scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

The key determinant of the interest rates paid on Adjustable Rate Securities is the interest rate index chosen (and the spread, above or below the interest rate of the index, required to be paid on the security). Certain indices are tied to the interest rate paid on specified securities, such as one-, three- or five-year U.S. Treasury securities, whereas other indices are more general. A prominent example of a general type of index is the cost of funds for member institutions (that is, savings and loan associations and savings banks) of the Federal Home Loan Bank (the “FHLB”) of San Francisco (the 11th District Cost of Funds Index or “COFI”). A number of factors may affect the COFI and cause it to behave differently from indices tied to specific types of securities. The COFI is dependent upon, among other things, the origination dates and maturities of the member institutions’ liabilities. Consequently, the COFI may not reflect the average prevailing market interest rates on new liabilities of similar maturities, and may not move in the same direction as prevailing interest rates since, as longer term deposits or borrowings mature and are renewed at market interest rates, the COFI will rise or fall depending upon the differential between the prior and the new rates on the deposits and borrowings. In addition, associations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Any movement in the COFI as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the COFI. To the extent that the COFI may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates any increase may produce a higher yield later than would be produced by the other indices. In a period of declining interest rates, the COFI may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans that adjust in accordance with the COFI than mortgage or other loans that adjust in accordance with other indices. In addition, to the extent that the COFI may lag behind other indices in a period of rising interest rates, securities based on the COFI may have a lower market value than would result from use of other indices. In a period of declining interest rates, securities based on the COFI may reflect a higher market value than would securities based on other indices.

The interest rates paid on Adjustable Rate Securities are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to 36 months. The degree of volatility in the market value of the Adjustable Rate Securities in a fund’s portfolio will be a function of the frequency of the adjustment period, the applicable index and the degree of volatility in the applicable index. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The funds will not seek to maintain an overall average cap or floor, although Western Asset will consider caps or floors in selecting Adjustable Rate Securities for the funds.

The adjustable interest rate feature underlying the Adjustable Rate Securities in which the funds invest generally will act as a buffer to reduce sharp changes in a fund’s net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying a fund’s MBSs are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates and should cause the net asset value of the fund to fluctuate less dramatically than it would if the fund invested in more traditional long-term, fixed rate debt securities. During periods of rapidly rising interest rates, however, changes in the coupon rate may temporarily lag behind changes in the market rate, possibly resulting in a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sell their shares of a fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, a fund’s MBSs will allow the fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. In addition, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest those amounts in securities with a higher current rate of return. The funds will not benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current coupon of Adjustable Rate Securities to exceed the maximum allowable caps. A fund’s net asset value could vary to the extent that current yields on Adjustable Rate Securities are different from market yields during interim periods between the coupon reset dates.

Credit Enhancements.  Credit enhancements for certain MBSs and ABSs issued by nongovernmental entities typically are provided by external entities such as banks or financial institutions or by the structure of a transaction itself. Credit enhancements provided for certain MBSs and ABSs issued by non-governmental entities typically take one of two forms: (a) liquidity protection or (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The funds will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security. Western Asset will monitor, on an ongoing basis, the creditworthiness of the providers of credit enhancement for such MBSs and ABSs held by a fund.

Examples of such credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The funds may purchase subordinated securities that, as noted above, may serve as a form of credit support for senior securities purchased by other investors.

Collateralized Mortgage Obligations.  The funds may invest in MBSs taking the form of CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (this collateral being referred to collectively as “Mortgage Assets”). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income on the Mortgage Assets, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these types of institutions.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on MBSs.

Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payments on PAC Bonds have the highest priority after interest has been paid to all classes.

U.S. Government Agencies or Instrumentalities.  MBSs issued or guaranteed by agencies or instrumentalities of the United States government are generally considered to be of higher quality than those issued or guaranteed by nongovernmental entities.

Government National Mortgage Association.  GNMA is a wholly owned corporate instrumentality of the United States Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying mortgages must be insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

GNMA pass-through MBSs may represent a proportionate interest in one or more pools of the following types of mortgage loans: (a) fixed rate level payment mortgage loans; (b) fixed rate graduated payment mortgage loans; (c) fixed rate growing equity mortgage loans; (d) fixed rate mortgage loans secured by manufactured (mobile) homes; (e) mortgage loans on multifamily residential properties under construction; (f) mortgage loans on completed multifamily projects; (g) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (h) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (i) mortgage-backed serial notes.

Federal National Mortgage Association.  FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a United States government agency to add greater liquidity to the mortgage market, and was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing. FNMA guarantees timely payment of principal and interest on FNMA MBSs. The obligations of FNMA are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship between FNMA and the United States, MBSs issued by FNMA are generally considered to be high quality securities with minimal credit risk.

Each FNMA pass-through MBS represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any government agency). The loans contained in those pools consist of: (a) fixed rate level payment mortgage loans; (b) fixed rate growing equity mortgage loans; (c) fixed rate graduated payment mortgage loans; (d) variable rate mortgage loans; (e) other adjustable rate mortgage loans; and (f) fixed rate mortgage loans secured by multifamily projects.

Federal Home Loan Mortgage Corporation.  FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the sale of the mortgage loans in the form of MBSs.

The mortgage loans underlying FHLMC MBSs typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set out in the FHLMC Act. Mortgage loans underlying FHLMC MBSs may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC MBS.

FHLMC guarantees (a) the timely payment of interest on all FHLMC MBSs, (b) the ultimate collection of principal with respect to some FHLMC MBSs and (c) the timely payment of principal with respect to other FHLMC MBSs. The obligations of FHLMC are not backed by the full faith and credit of the United States. Nevertheless, because of the relationship of FHLMC to the United States, MBSs issued by FHLMC are generally considered to be high quality securities with minimal credit risk.

U.S. Small Business Administration.  The SBA is an independent agency of the United States established by the Small Business Act of 1953. The SBA was organized primarily to assist independently owned and operated businesses that are not dominant in their respective markets. The SBA provides financial assistance, management counseling and training for small businesses, as well as acting generally as an advocate of small businesses. The SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. The SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. The SBA’s guarantee of the certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the United States.

Loan Participations, Assignments and Other Direct Indebtedness.  The funds may invest a portion of their assets in loan participations (“Participations”) and other direct claims against a borrower. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund’s having a contractual relationship only with the lender, not the borrower. The funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. The funds may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy.

Corporate Loans.  The funds may invest in corporate loans. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The funds may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet their interest and/or principal payment obligations. The occurrence of such default would have an adverse affect on a fund’s net asset value. Corporate loans in which the funds may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans that hold a more senior position in the borrower’s capital structure or that are secured with collateral.

The funds may also acquire an interest in corporate loans by purchasing both Participations in and Assignments of portions of corporate loans from third parties. By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The Participations typically will result in the fund having a contractual relationship only with the lender and not the borrower. The funds will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the funds may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the funds will assume the credit risk of both the borrower and the lender that is selling the Participation. A fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy. When a fund purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

In addition, the funds may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s investments and calculating its net asset value. The Funds’ policy limiting its illiquid securities will be applicable to investments in corporate loans.

Foreign Investments

Depositary Receipts.  For many foreign securities, there are U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Because ADRs trade on United States securities exchanges, they are not generally treated as foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. EDRs, which sometimes are referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and GDRs, EDRs, and CDRs, in bearer form, are designed for use in European securities markets. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. By investing in depositary receipts rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market for many depositary receipts. The information available for depositary receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

Emerging Markets.  An emerging market country will be considered to be any country which, at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank in its annual categorization, as middle- or low-income. The JP Morgan EMBI Global Index country and regional composition currently includes 27 countries, including Argentina, Brazil, Mexico, South Korea, Russia, Venezuela, Philippines, Poland, Malaysia, Panama, Bulgaria, Nigeria, China, Ecuador, Peru, Colombia, Morocco, Greece, Turkey, Hungary, Croatia, Lebanon, South Africa, Algeria, Thailand, Chile and Cote d’Ivoire. The World Bank’s list of countries categorized as low- or middle-income includes a total of 152 counties in its index, including the 27 countries included in the JP Morgan EMBI Global Index. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the market of developing countries have been more volatile than the markets of the more mature economies of developed countries. See “Additional Risk Factors — Securities of Emerging Markets.”

The manager or subadviser determines an issuer’s principal trading market for its securities and the source of its revenues and assets. The issuer’s principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; or (d) the issuer has 50% or more of its assets in that country.

Money Market Securities

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and time deposits issued by foreign banks and foreign branches of U.S. banks, the subadvisers will carefully evaluate such investments on a case-by-case basis.

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of each such fund’s net assets would be invested in such notes and other illiquid securities.

High Quality Municipal Obligations.  Debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+, A-1, AA or better by S&P or MIG 2, VMIG 2, or Prime-1 or Aa or better by Moody’s or, if not rated, are determined by Western Asset to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the fund’s yield. A fund will not invest more than 10% of its total assets in municipal obligations.

Certificates of Deposit.  Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

Bankers’ Acceptances.  Bankers’ acceptances in which the funds may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the funds must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Letters of Credit.  The funds may also engage in trades of commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the sub-advisor (and, if applicable, LMPFA), are of investment quality comparable to other permitted investments of the funds may be used for letters of credit-backed investments.

Equity Securities

Common Stocks.  The funds may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities.  The funds may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Synthetic Convertible Securities.  The funds may invest in synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by a fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations.

Warrants or Rights.  Warrants or rights may be acquired by the funds in connection with other securities or separately and provide the funds with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Real Estate Investment Trusts (“REITs”).  The funds may invest without limitations in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may also include operating or finance companies. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Generally, a REIT is not taxed on its income that it distributes to its shareholders provided the REIT complies with several requirements of the Code. A mortgage trust can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

Investment Company Securities.  Subject to applicable statutory and regulatory limitations, the funds may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The funds may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the funds may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

Other Investment Practices

Illiquid and Restricted Securities.  The funds may invest up to 15% of their net assets in securities that are restricted as to resale (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”).

Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the 1933 Act and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The funds will not bear the expense of such registration. In determining securities subject to the percentage limitation, the funds will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale. Some restricted securities can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Board may determine, based upon a continuing review of the trading markets for a specific restricted security, that such restricted securities are liquid and therefore not subject to a fund’s restriction on illiquid investments. The Board has adopted guidelines and delegated to management the daily function of determining and monitoring liquidity of restricted securities available pursuant to Rule 144A. The Board, however, retains sufficient oversight and is ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for Rule 144A restricted securities will develop, the Board will carefully monitor the funds’ investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. Investments in restricted securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Collateralized Debt Obligations.  The funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of ABSs. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a fund.

Repurchase Agreements.  The funds may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the fund at an agreed-upon future date, normally the next business day. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve Bank of New York’s list of primary reporting dealers, in each case meeting Western Asset’s (and, if applicable, LMPFA’s or Western Asset Limited’s) credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period a fund holds the security and which is not related to the coupon rate on the purchased security. If the seller defaults, realization upon the collateral by a fund may be delayed or limited or a fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. It is the policy of the funds not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a fund amount to more than 15% of that fund’s net assets.

Reverse Repurchase Agreements.  The funds may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Repurchase agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the funds intend to use the reverse repurchase technique only when management believes it will be advantageous to a fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund’s assets. A fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities that have a value no less than the repurchase price, including accrued interest. Reverse repurchase agreements will be treated as borrowings and will be considered in a fund’s overall borrowing limitation.

Borrowing and Leverage.  The funds may borrow from banks, on a secured or unsecured basis. If a fund borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as “leverage.” Should any fund engage in leverage, immediately after such borrowing the value of its assets, including the amount borrowed, less liabilities, must be equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

“Dollar Roll” Transactions.  The funds may enter into “dollar roll” transactions pursuant to which the funds sell fixed-income or mortgage backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specified future date. During the roll period, the funds forgo principal and interest paid on the securities. The funds are compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The funds may also be compensated by receipt of a commitment fee.

Since a fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities must satisfy the quality requirements of the funds and will mature on or before the settlement date on the transaction, management believes that such transactions do not present the risks to the funds that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the funds and will be subject to the funds’ overall borrowing limitations. Dollar roll transactions are considered speculative.

Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. The funds do not consider dollar rolls to be borrowings, at the time that a fund enters into a dollar roll transaction, it will place in a segregated account cash or other liquid securities having a value equal to the repurchase price and will subsequently monitor the account to ensure that its value is maintained.

Securities Lending.  The funds may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. The funds will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the funds may pay reasonable finders, administrative and custodial fees.

Management will limit such lending to not more than the percentages shown below:

Limit as a %
Fund	of Total Assets

Legg Mason Partners Variable High Income Portfolio	20%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	33 1/3%

Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on a fund’s investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing funds will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom management deems to be of good standing and will not be made unless, in the judgment of management, the interest to be earned from such loans would justify the risk.

By lending its securities, a fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Each fund will adhere to the following conditions whenever it lends its securities: (1) the fund must receive at least 102% cash collateral or equivalent securities from the borrower, which amount of collateral will be maintained by daily marking to market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the fund’s right to vote the securities.

When-Issued, Delayed Delivery and Forward Commitment Securities.  The funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by a fund prior to the actual delivery or payment by the other party to the transaction. A fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date.

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The funds’ custodian will maintain, in a segregated account on behalf of each fund, cash, U.S. government securities or other liquid securities having a value equal to or greater than the fund’s purchase commitments; the custodian will likewise segregate securities sold on a delayed basis. Placing securities rather than cash in the segregated account may have a leveraging effect on a fund’s net asset value per share. To the extent that a fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed-delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Short Sales Against the Box.  The funds may make short sales of securities in order to reduce market exposure and/or to increase its income if, at all times when a short position is open, a fund owns an equal or greater amount of such securities or owns preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales “against the box.” The broker-dealer that executes a short sale generally invests the cash proceeds of the sale until they are paid to the fund. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The funds will segregate the securities against which short sales against the box have been made in a special account with its custodian.

Transactions Involving Eurodollar Instruments.  The funds may from time to time purchase or sell Eurodollar instruments traded on the Chicago Mercantile Exchange. These instruments are in essence U.S. dollar-denominated futures contracts or options on futures contracts that are linked to the London Inter Bank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The funds intend to use Eurodollar futures contracts and options on futures contracts to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of the interest rate futures contracts and options on futures contracts described below.

Subordinated Securities.  The funds may also invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Derivative Instruments — Options, Futures and Other Strategies

General.  The funds may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in each prospectus, this SAI or by applicable law, the funds may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadvisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadvisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadvisers may utilize these opportunities to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. A fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a fund. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. A fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Successful use of most Financial Instruments depends upon a subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return. A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a fund sell a portfolio security at a disadvantageous time.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies.  There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. The funds may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of a fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its subadviser(s) projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, a fund could suffer a loss. In either such case, a fund would have been in a better position had it not attempted to hedge at all.

Cover.  Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. The funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The funds may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The funds may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The funds may purchase put options for any purpose. For example, a put option may be purchased by a fund as a short hedge. The put option enables a fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that the funds may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities.  Options may result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. The funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

A fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices.  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices.  The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Generally, OTC non-U.S. currency options used by a fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts.  A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and a fund’s investment policies, a fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed-income portfolio. If a subadviser wishes to shorten the average duration of a fund’s fixed-income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If a subadviser wishes to lengthen the average duration of a fund’s fixed-income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

The funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, a subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures.  The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a fund’s investment policies, a fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Non-U.S. Currency Hedging Strategies — Special Considerations.  The funds may invest in securities that are denominated in non-U.S. currencies and may engage in a variety of non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates or to earn additional income. The funds may use options and futures contracts, swaps and indexed notes relating to non-U.S. currencies as described above and forward currency contracts, as described below, to attempt to hedge against movements in the values of the non-U.S. currencies in which a fund’s securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the fund’s subadviser(s) believe will have a high degree of correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on non-U.S. currencies depends on the value of the underlying currency relative to the U.S. dollar. Because non-U.S. currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in non-U.S. currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving non-U.S. currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying non-U.S. currency in accordance with any U.S. or non-U.S. regulations regarding the maintenance of non-U.S. banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Options on non-U.S. currencies also have the risks of options on securities. See “Risks of Options on Securities” above.

Forward Currency Contracts.  The funds may enter into forward currency contracts to purchase or sell non-U.S. currencies for a fixed amount of U.S. dollars or another non-U.S. currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Forward currency contracts may be used to attempt to hedge currency exposure or to enhance return or yield.

Such transactions may serve as long hedges; for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a non-U.S. currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a non-U.S. currency.

A fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in non-U.S. currency. For example, if a fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity, if at all. In either event, a fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Successful use of forward currency contracts depends on the subadvisers’ skill in analyzing and predicting currency values. Forward currency contracts may substantially change a fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the fund’s subadviser(s) anticipate. There is no assurance that the subadvisers’ use of forward currency contracts will be advantageous to a fund or that the subadviser(s) will hedge at an appropriate time.

Combined Positions.  The funds may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover.  A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars.  The funds may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities a fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect a fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk — that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by a fund.

Flexibility.  Generally, the foregoing is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by each fund as broadly as possible. Statements concerning what a fund may do are not intended to limit other any activity. Each fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the SAI or each prospectus.

Preferred Stocks and Equity Securities.  The funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets, but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, the funds may receive stocks or warrants as result of an exchange or tender of fixed-income securities.

Commercial Paper and Other Short-Term Investments.  The funds may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The funds may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of 1933 Act. Section 4(2) paper is restricted as to disposition under federal securities laws in that any resale must similarly be made in an exempt transaction. The funds may or may not regard such securities as illiquid, depending on the circumstances of each case. A fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers’ acceptances) of banks and savings and loan institutions.

Temporary Investments.  The funds may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other Investments.  In addition to the foregoing, the funds may investment in instruments that exist or that may develop in the future if the manager or subadvisers, as applicable, believes such instruments to be commensurate with appropriate risk assumption and pursuit of a fund’s objective.

Additional Risk Factors

The following risk factors are intended to supplement the risks described above and in the funds’ prospectuses.

General.  Investors in each fund should realize that risk of loss is inherent in the ownership of any securities and that each fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Fixed-Income Securities.  Investments in fixed-income securities may subject the funds to risks, including the following.

Interest Rate Risk.  When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk.  Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk.  Fixed-income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

Foreign Securities (in general).  Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political, social, economic and diplomatic developments, the possible imposition of exchange controls or other foreign governmental laws or restrictions and, with respect to certain countries, the possibility of expropriation of assets, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the funds. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Non-U.S. securities markets, while growing in volume, have for the most part substantially less volume than U.S. markets, and there is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Dividend and interest income (and, in some cases, capital gains) from non-U.S. securities will generally be subject to withholding or other taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Delays may be encountered in settling securities transactions in certain foreign markets, and the funds will incur costs in converting foreign currencies into U.S. dollars. Investments in foreign securities also may result in higher expenses due to the costs of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, the expenses of maintaining securities with foreign custodians, the imposition of transfer taxes or transaction charges associated with foreign exchanges or foreign withholding taxes. There is also a risk of the adoption of government regulations that might adversely affect the payment of principal and interest on securities held by a fund. In addition, a fund may encounter greater difficulties in invoking legal processes abroad than would be the case in the U.S. Finally, changes in foreign currency exchange rates will, to the extent a fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

Securities of Emerging Markets.  Because of the special risks associated with investing in emerging markets, an investment in a fund that invests in emerging markets may be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which maybe represented by the securities purchased by the funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the funds will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the funds could lose a substantial portion or all of their investments in such countries. A fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the funds’ investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. Many emerging market countries have also experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Economic and Monetary Union (EMU).  As part of EMU, on January 1, 1999, eleven European countries adopted a single common currency — the euro. Budgetary decisions remain in the hands of each participating country, but are subject to each country’s commitment to avoid “excessive deficits” and other more specific budgetary criteria. The European Central Bank is responsible for setting the official interest rate within the euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition; however, EMU and the introduction of the euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds’ portfolios; (iv) there is uncertainty concerning the fluctuation of the euro relative to non-euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

Sovereign Debt.  Investments in the sovereign debt of foreign countries involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, and in turn a fund’s net asset value, to a greater extent than the volatility inherent in domestic fixed-income securities.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund’s investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although management intends to manage each fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Russia and Mexico are among the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P. Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody’s. The funds may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, each fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.

Currency Risks.  The funds that invest substantially in securities denominated in currencies other than the U.S. dollar, or that hold foreign currencies, will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each fund’s shares and also may affect the value of dividends and interest earned by the funds and gains and losses realized by the funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

Real Estate Investment Trusts.  The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, a fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Zero Coupon, Pay-In-Kind and Delayed Interest Securities.  The values of these securities may be highly volatile as interest rates rise or fall. In addition, a fund’s investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the fund each year.

The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for a fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

Ratings Categories.  General. In general, the ratings of nationally recognized statistically ratings organizations (“NRSROs”) represent the opinions of these organizations as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. These ratings may be used by a fund as initial criteria for the selection of portfolio securities, but each fund also will rely upon the independent advice of its manager or subadviser(s), as the case may be, to evaluate potential investments. Management will take various factors into consideration in evaluating the creditworthiness of an issue, whether rated or non-rated. These factors may include, among others, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the capabilities of the issuer’s management, and regulatory matters.

Investment Grade Categories.  Fixed-income securities rated in the highest four ratings categories for long-term debt by a NRSRO are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., Baa by Moody’s or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the manager or subadviser(s) to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated Baa/BBB or better. For a description of the ratings, see Appendix B.

Lower-Rated and Non-Rated Securities.  The funds that may invest in debt securities rated below investment grade are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

Generally, lower-quality securities offer a higher return potential than investment grade securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-quality securities and comparable non-rated securities will likely have large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a fund, with a commensurate effect on the value of the fund’s shares.

The markets in which lower-quality securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a fund to purchase and also may restrict the ability of a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of lower-quality securities to repay principal and pay interest thereon.

While the market values of lower-quality securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, lower-quality securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-quality securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-quality securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Securities of Unseasoned Issuers.  The issuers of these securities may lack a significant operating history and be dependent on products or services without an established market share.

Borrowing and Leverage.  Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund’s shares and in the fund’s yield. Although the principal or stated value of such borrowings will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. By leveraging a fund, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. Leverage will create interest or dividend expenses for a fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest and other charges a fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of a fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to a fund.

Repurchase and Reverse Repurchase Agreements.  In entering into a repurchase agreement, a fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and a fund’s use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decision.

Loan Participations or Assignments.  The funds may have difficulty disposing of assignments and loan participations. The liquidity of such securities is limited, and the funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular assignments or participations when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for a fund to assign a value to those securities for purposes of valuing the fund’s portfolio securities and calculating its net asset value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities or other standby financing commitments which obligate the fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments. A fund’s ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a fund will purchase, management will rely upon its own credit analysis (and not that of the original lending institution) of the borrower. As a fund may be required to rely upon another lending institution to collect and pass on to it amounts payable with respect to the loan and to enforce its rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving such amounts. In such cases, a fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the fund’s portfolio investments. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a fund. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protection against fraud and misrepresentation. In the absence of definitive regulatory guidance, the funds rely on management’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a fund. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that management determines that any such investments are illiquid, a fund will include them in the limitations on investments in illiquid securities described below under “Investment Restrictions.”

Lending Portfolio Securities.  In lending securities to brokers, dealers and other financial organizations, a fund will be subject to risks, which, like those associated with other extensions of credit, include the possible delays in realizing on, or loss of, collateral should the borrower fail financially.

Derivative Instruments.  In accordance with its investment policies, a fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio managers’ expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio managers’ expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk:  The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility:  Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk:  The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk:  Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund’s restrictions on illiquid investments.

Correlation risk:  There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund’s portfolio is reviewed and analyzed by the fund’s portfolio managers to assess the risk and reward of each such instrument in relation the fund’s portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund and its shareholders.

Special Investment Considerations and Risks With Respect to Futures, Options and Currency Transactions and Swaps and Swap-Related Products.  The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

With respect to interest rate swaps, each fund recognizes that such arrangements are relatively illiquid and will include the principal amount of the obligations owed to it under a swap as an illiquid security for purposes of the fund’s investment restrictions except to the extent a third party (such as a large commercial bank) has guaranteed the fund’s ability to offset the swap at any time.

A fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as the possible loss of the entire premium paid for an option bought by the fund, and the inability of a fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option. As a result, no assurance can be given that a fund will be able to use those instruments effectively for the purposes set forth above.

In connection with its transactions in futures, options, swaps and forwards, each fund may be required to place assets in a segregated account with the fund’s custodian bank to ensure that the fund will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as a fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of a fund’s assets could impede implementation of the fund’s investment policies or the fund’s ability to meet redemption requests or other current obligations.

Particular Risks of Futures Contracts.  The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A fund, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Furthermore, in the case of a futures contract purchase, in order to be certain that a fund has sufficient assets to satisfy its obligations under a futures contract, the fund sets aside and commits to back the futures contract an amount of cash, U.S. government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit. In the case of a futures contract sale, a fund will either set aside amounts as in the case of a futures contract purchase, own the security underlying the contract, or hold a call option permitting the fund to purchase the same futures contract at a price no higher than the contract price. Assets used as cover cannot be sold while the position in the corresponding futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a significant portion of a fund’s assets to cover could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Mortgage-Backed and Asset-Backed Securities.  Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by a fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Asset-backed securities may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than ABSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Adjustable Rate Securities.  The types of securities in which the funds may, and Legg Mason Partners Variable Adjustable Rate Portfolio will, invest have certain unique attributes that warrant special consideration or that present risks that may not exist in other types of mutual fund investments. Some of these risks and special considerations are peculiar to Adjustable Rate Securities whereas others, most notably the risk of prepayments, pertain to the characteristics of MBSs or ABSs generally.

Payments of principal of and interest on MBSs and ABSs are made more frequently than are payments on conventional debt securities. In addition, holders of MBSs and of certain ABSs (such as ABSs backed by home equity loans) may receive unscheduled payments of principal at any time, representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the MBS or ABS originally held. To the extent that MBSs or ABSs are purchased by a fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If MBSs or ABSs are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. Western Asset will consider remaining maturities or estimated average lives of MBSs and ABSs in selecting them for a fund.

ABSs may present certain risks not relevant to MBSs. Although ABSs are a growing sector of the financial markets, they are relatively new instruments and may be subject to a greater risk of default during periods of economic downturn than MBSs. In addition, assets underlying ABSs such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed. Finally, the market for ABS may not be as liquid as that for MBSs.

The interest rate reset features of Adjustable Rate Securities held by a fund will reduce the effect on the net asset value of fund shares caused by changes in market interest rates. The market value of Adjustable Rate Securities and, therefore, a fund’s net asset value, however, may vary to the extent that the current interest rate on the securities differs from market interest rates during periods between interest reset dates. The longer the adjustment intervals on Adjustable Rate Securities held by a fund, the greater the potential for fluctuations in the fund’s net asset value.

Investors in the funds will receive increased income as a result of upward adjustments of the interest rates on Adjustable Rate Securities held by the funds in response to market interest rates. The funds and their shareholders will not benefit, however, from increases in market interest rates once those rates rise to the point at which they cause the rates on the Adjustable Rate Securities to reach their maximum adjustment rate, annual or lifetime caps. Because of their interest rate adjustment feature, Adjustable Rate Securities are not an effective means of “locking-in” attractive rates for periods in excess of the adjustment period. In addition, mortgagors on loans underlying MBSs with respect to which the underlying Mortgage Assets carry no agency or instrumentality guarantee are often qualified for the loans on the basis of the original payment amounts; the mortgagor’s income may not be sufficient to enable it to continue making its loan payments as the payments increase, resulting in a greater likelihood of default.

Any benefits to a fund and its shareholders from an increase in the fund’s net asset value caused by declining market interest rates are reduced by the potential for increased prepayments and a decline in the interest rates paid on Adjustable Rate Securities held by the fund. When market rates decline significantly, the prepayment rate on Adjustable Rate Securities is likely to increase as borrowers refinance with fixed rate mortgage loans, thereby decreasing the capital appreciation potential of Adjustable Rate Securities. As a result, the funds should not be viewed as consistent with a primary objective of seeking capital appreciation.

Options and Futures Markets.  Participation in the options or futures markets involves investment risks and transaction costs to which a fund would not be subject absent the use of these strategies. If Western Asset’s predictions of movements in the direction of the securities and interest rate markets are not accurate, the adverse consequences to a fund may leave the fund in a worse position than if options or futures strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (a) dependence on Western Asset’s ability to predict correctly movements in the direction of interest rates and securities prices; (b) imperfect correlation between the price of options and futures contracts and options on futures contracts and movements in the prices of the securities being hedged; and (c) the skills needed to use these strategies being different from those needed to select portfolio securities. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at a particular time.

Legg Mason Partners Variable Money Market Portfolio

The fund seeks to achieve its investment objective through investments in high quality U.S. dollar-denominated money market instruments. All investments by the fund mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the fund (on a dollar-weighted basis) is 90 days or less. All investments by the fund are in securities rated in the two highest rating category for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the subadviser under procedures approved by the Board and are determined by the subadviser under procedures approved by the Board to present minimal credit risks. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. The fund may hold uninvested cash reserves pending investment. Under the 1940 Act, the fund is classified as “diversified.” A “diversified investment company” must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund invests, under normal circumstances, in:

(1) Bank obligations. The fund may from time to time invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits, and bankers’ acceptances. Up to 25% of the fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of the fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

The fund limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The fund may also invest in certificates of deposit issued by banks the deposits in which are insured by the FDIC, having total assets of less than $1 billion, provided that the fund at no time owns certificates of deposit with a principal amount in excess of the amount that is fully insured by FDIC insurance of any one of those issuers.

Certificates of deposit are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The fund limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the fund. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The fund also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The fund does not purchase any bank obligation of any affiliate of the subadviser.

Since the fund may hold investments in non-U.S. bank obligations, an investment in the fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the fund. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, the fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, the fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, the fund may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Non-U.S. banks in whose obligations the fund may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

(2) Obligations of, or guaranteed by, non-U.S. governments. The fund limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway and Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in subsection (1) above in connection with the purchase of non-U.S. bank obligations.

(3) Commercial paper. Commercial paper (unsecured) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or, if not rated, determined to be of comparable quality by the subadviser under procedures approved by the Board, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody’s or AAA by Standard & Poor’s.

The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. See also paragraph (6) below.

[The fund also may invest in variable amount master demand notes. A variable amount master demand note is a type of commercial paper that represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. The fund may not invest in such notes if more than 10% of the value of its total assets would be invested in such notes and other illiquid securities.]

(4) Obligations of, or guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored entities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes that have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. For example, the fund may invest in securities that are issued by FNMA or FHLMC that are solely the obligations of FNMA or FHLMC, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these government-sponsored enterprises in the future.

(5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See “Repurchase Agreements” below for a description of repurchase agreements.)

(6) Asset-backed securities, that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of the funds, since the funds may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, the fund may invest in other asset-backed securities.

(7) Mortgage-backed securities (“MBS”) issued by government or private issuers. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The fund may invest in MBS that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPVs”) or structured investment vehicles (“SIVs”)) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

(8) Structured Instruments. See “Structured Instruments” below for a description of Structured Instruments.

(9) Other short-term debt securities that meet the credit and maturity requirements of the fund, such as high quality corporate debt obligations issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

(10) Municipal Obligations. See “Municipal Obligations” below for a description of Municipal Obligations.

The fund does not purchase securities which the fund believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the fund’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the fund’s investments, the effect may be to reduce the income received by the fund on such investments or to prevent the fund from receiving any value in U.S. dollars from its investment in non-U.S. securities.

Structured Instruments.  The fund may invest in structured instruments. Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which the fund may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Structured instruments are derivatives. Derivatives raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund. For example, with respect to tax-exempt instruments, the tax-exempt treatment of the interest paid to the fund is premised on the legal conclusion that the holders of such instruments have an ownership interest in the underlying bonds. While the fund may rely on an opinion of legal counsel to the effect that the income from each such instrument is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

“When-Issued” Securities.   The fund may purchase securities on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place beyond customary settlement time (but normally within 45 days after the date of the fund’s commitment to purchase). Although the fund will only make commitments to purchase “when-issued” or “forward delivery” securities with the intention of actually acquiring them, the fund may sell these securities before the settlement date if deemed advisable by the subadviser.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of the fund consisting of cash or liquid debt securities equal to the amount of the “when-issued” or “forward delivery” commitments will be established at the fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the fund’s commitments. On the settlement date of the “when-issued” or “forward delivery” securities, the fund’s obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or lesser than the fund’s payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of the fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Repurchase Agreements.  The fund may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the fund to resell the instrument at a fixed price and time, thereby determining the yield during the fund’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans by the fund to the seller under the 1940 Act. All repurchase agreements entered into by the funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodian shall have control of the collateral, which the subadviser believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The subadviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the funds. Although a qualifying repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the fund exercising its rights under the agreement. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds. The fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the fund exceed 10% of the fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

Reverse Repurchase Agreements.  A reverse repurchase agreement is a transaction in which the fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

The fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes.

Reverse repurchase agreements have the characteristics of borrowing and are a form of leverage. As a result, the use of reverse repurchase agreements by the fund may exaggerate any interim increase or decrease in the value of the fund’s assets.

At the time the fund enters into a reverse repurchase agreement, it will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreements. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a qualifying reverse repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the fund exercising its rights under the agreement.

Lending of Securities.  Consistent with applicable regulatory requirements and in order to generate income, the fund may lend its securities to broker/dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (“NYSE”) (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by the fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. The fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

Private Placements and Illiquid Investments.  The fund may invest up to 10% of its net assets in securities for which there is no readily available market. If, due to subsequent fluctuations in value or any other reasons, the value of the fund’s illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price.

Municipal Obligations.  The fund may invest up to 10% of its total assets in Municipal Obligations, including:

(1) Municipal bonds with remaining maturities deemed to be 397 days or less that are rated within the Aaa or Aa categories at the date of purchase by Moody’s or within the AAA or AA categories by Standard & Poor’s or Fitch IBCA, Duff & Phelps (“Fitch”) or, if not rated by these rating agencies, are of comparable quality as determined by the subadviser under procedures approved by the Board on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests. See “Municipal Bonds” below.

(2) Municipal notes with remaining maturities deemed to be 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody’s, SP-1+, SP-1 or SP-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the subadviser under procedures approved by the Board. See “Municipal Notes” below.

(3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1 or F-2 by Fitch or, if not rated by these rating agencies, is of comparable quality as determined by the subadviser under procedures approved by the Board. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

To the extent that the ratings given to the Municipal Obligations or of other securities held by the fund are altered due to changes in any of the Moody’s, Standard & Poor’s or Fitch ratings systems (see Appendix B to this SAI for an explanation of these rating systems), the subadviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the fund’s prospectus.

The Trustees have determined that any Municipal Obligation that depends directly, or indirectly, through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are “eligible securities” (e.g., within the two highest ratings assigned by Moody’s, Standard & Poor’s or Fitch or, if not rated, are of comparable quality as determined by the subadviser under procedures approved by the Board), or where the obligations are not freely transferable, the fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

Municipal Bonds.  Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer’s general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

In addition, certain kinds of private activity bonds (“PABs”) are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by the fund will have liquidity because they generally will be supported by demand features to “high quality” banks, insurance companies or other financial institutions.

Municipal bonds may be issued as “zero-coupon” obligations. Zero-coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments in order to satisfy its dividend requirements.

Municipal Notes.  There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

For an explanation of the ratings of Municipal Obligations by Moody’s, Standard & Poor’s and Fitch, see Appendix B to this SAI.

Municipal Lease Obligations.  Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or if sold, may not fully cover the fund’s exposure. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board.

Variable Rate Instruments and Participation Interests.  The fund may purchase variable rate instruments and participation interests in Municipal Obligations. Variable rate instruments that the fund may purchase are Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days’ notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee an insurance policy issued with respect to such instrument or by tendering or “putting” such instrument to a third party (called a liquidity feature). A participation interest in a Municipal Obligation gives the fund an undivided interest in the Municipal Obligation in the proportion that the fund’s participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature.

Variable rate demand instruments in which the fund may invest include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. The fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. The fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. The fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

The variable rate instruments in which the fund’s assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments in which the fund may invest include participation interests in variable or fixed-rate Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment. The subadviser has been instructed by the Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the fund may subscribe. An unrated variable rate instrument may be determined to meet the fund’s high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or if it is insured by an insurer that meets the high quality criteria for the fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of “high quality,” no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet the fund’s high quality criteria.

Participation interests in Municipal Obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the subadviser to meet the prescribed quality standards of the fund. The fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. The fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the fund’s high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. With respect to insurance, the fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although the fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed-income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate instrument held by the fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the fund’s dollar-weighted average portfolio maturity.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies. Fundamental investment policies may not be changed with respect to a fund without approval by holders of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (i) 67% or more of the voting power of the fund present at a meeting, if holders of more than 50% of the voting power of the fund are present or represented by proxy, or (ii) more than 50% of the voting power of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that Legg Mason Partners Variable Money Market Portfolio may invest without limit in obligations issued by banks.

Notwithstanding any other investment restriction, each of these funds may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the fund.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit Legg Mason Partner Variable Money Market Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit Legg Mason Partner Variable Money Market Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit Legg Mason Partner Variable Money Market Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit Legg Mason Partner Variable Money Market Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for Legg Mason Partners Variable Money Market Portfolio). The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit Legg Mason Partner Variable Money Market Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (10% of net assets for Legg Mason Partners Variable Money Market Portfolio). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit Legg Mason Partner Variable Money Market Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries. Rule 2a-7 under the 1940 Act may limit Legg Mason Partner Variable Money Market Portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies

The following non-fundamental investment policies have been adopted by the Legg Mason Partners Variable High Income Portfolio. The fund may not:

(1) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

(2) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

(3) Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

The following non-fundamental policies have been adopted by the Legg Mason Partners Variable Adjustable Rate Income Portfolio. The fund may not:

(1) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

(2) Invest in interests in oil, gas or other mineral exploration or development programs, except that the fund may invest in the securities of companies that invest in or sponsor those programs.

(3) Make investments for the purpose of exercising control or management.

(4) Invest in securities of another investment company except as permitted by Section 12(d)(l) of the 1940 Act or as part of a merger, consolidation, or acquisition of substantially all of the assets of another investment company.

(5) Purchase or retain securities of any issuer if, to the knowledge of the fund, any of the fund’s officers or trustees or any officer or director of the subadviser or LMPFA individually owns more than 1/2 of 1% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.

The following non-fundamental investment policies have been adopted by Legg Mason Partners Variable Money Market Portfolio. The fund may not:

(1) Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, enter into repurchase agreements or purchase time deposits or variable amount master demand notes, if any of the foregoing have a term or demand feature of more than seven days if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund’s total assets. Subject to this limitation, the Board has authorized the fund to invest in restricted securities if such investment is consistent with the fund’s investment objective and has authorized such securities to be considered to be liquid to the extent the manager determines on a daily basis that there is a liquid institutional market for such securities. The Board retains ultimate ongoing responsibility for the determination that a restricted security is liquid.

(2) Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

(3) Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

(4) Purchase or sell oil and gas interests.

(5) Invest in companies for the purposes of exercising control.

(6) Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

Diversification

Each of the funds is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

MANAGEMENT

The business and affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of each fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of each fund who are not “interested persons” of such fund (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of each fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served(2)	During Past Five Years	by Trustee	Past Five Years

Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002-2007) and Director, Alzheimer’s Association (New England Chapter) (1998-2008)
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003)	68	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

				Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served(2)	During Past Five Years	by Trustee	Past Five Years

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	68	None
Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	68	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	68	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

Number of
		Term of		Funds in
		Office(1) and		Fund	Other Board
		Length of		Complex	Memberships Held
Name and	Position(s)	Time	Principal Occupation(s)	Overseen	by Trustee During
Year of Birth	with Fund	Served(2)	During Past Five Years	by Trustee	Past Five Years

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	68	None
Interested Trustee and Officer:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/ Director of 164 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	149	Former trustee, Consulting Group Capital Markets Funds (2002-2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Term of Office(1)
and Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served(2)	During Past Five Years

Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”, a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)
David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)
John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse
Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); previously, Secretary of CFM (2001 to 2004)

Term of Office(1)
and Length of
Name, Year of Birth	Position(s)	Time	Principal Occupation(s)
and Address	with Fund	Served(2)	During Past Five Years

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director — Global Fund Administration, CAM (from 1996-2005)
Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.
Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessors (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason or its predecessors (from 2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, the Nominating and Governance Committee (referred to as the Nominating Committee), the Investment and Performance Committee (referred to as the Performance Committee) and the Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, and the qualifications and independence of the funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution that the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Board oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on boards of Legg Mason Partners funds. The Board met [     ] times during the funds’ last fiscal year. The Audit, Nominating, Performance and Pricing Committees are recently established committees of the Board and met [     ], [     ], [     ] and [     ] times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Dollar Range of Equity Securities in the Funds
		Variable Adjustable		Aggregate Dollar Range of Equity
	Variable High	Rate Income	Variable Money	Securities in Registered Investment
Name of Trustee	Income Portfolio	Portfolio	Market Portfolio	Companies Overseen by Trustee

Independent Trustees:
Elliott J. Berv				None
A. Benton Cocanougher				$10,001-$50,000
Jane F. Dasher				Over $100,000
Mark T. Finn				$10,001-$50,000
Rainer Greeven				None
Stephen Randolph Gross				None
Richard E. Hanson, Jr.				Over $100,000
Diana R. Harrington				$10,001-$50,000
Susan M. Heilbron				None
Susan B. Kerley				$1-$10,000
Alan G. Merten				$1-$10,000
R. Richardson Pettit				$10,001-$50,000
Interested Trustee:
R. Jay Gerken				Over $100,000

As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadvisers or distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, subadvisers or distributor of the funds.

Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at Board meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each of the funds currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person, $2,500 for each committee meeting attended in person, and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Funds for the				Total
	Fiscal Year Ended October 31, 2008			Total Pension or	Compensation from	Number of
		Variable		Retirement	Fund Complex Paid	Funds in Fund
	Variable High	Adjustable	Variable	Benefits Paid as	to Trustee for	Complex
	Income	Rate Income	Money Market	Part of Fund	Calendar Year	Overseen by
Name of Trustee	Portfolio	Portfolio	Portfolio	Expenses(1)(2)	Ended 12/31/07(1)(2)	Trustee

Independent Trustees:
Elliott J. Berv						68
A. Benton Cocanougher						68
Jane F. Dasher						68
Mark T. Finn						68
Rainer Greeven						68
Stephen Randolph Gross						68
Richard E. Hanson, Jr.						68
Diana R. Harrington						68
Susan M. Heilbron						68
Susan B. Kerley						68
Alan G. Merten						68
R. Richardson Pettit						68
Interested Trustee:
R. Jay Gerken(2)						149

(1)	Pursuant to prior retirement plans, certain Trustees received aggregate retirement benefits from the fund complex as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Under the retirement plans, these benefits were paid in 2007 in a lump sum (calculated on a net present value basis). Certain funds previously overseen by these Trustees paid a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed applicable funds an amount equal to 50% of these benefits. The portions of these benefits paid by the fund complex and, if applicable, the funds for the periods shown above are included in the table.

(2)	Pursuant to prior plans, the following former Trustees are entitled to receive a total retirement benefit from the fund complex as follows: Estate of Mr. Victor Atkins: $[ ]; Mr. Robert A. Frankel: $[ ]; and Mr. Michael Gellert: $[ ]. Under the retirement plans, these benefits were payable in a lump sum (calculated on a net present value basis) or are payable in quarterly installments for a period provided under the applicable retirement plan. Certain funds previously overseen by these former Trustees pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed the funds an amount equal to 50% of these benefits. During the fiscal year ended October 31, 2008, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Money Market Portfolio and Legg Mason Partners Variable Adjustable Rate Income Portfolio paid an aggregate of $[ ], $[ ], $[ ], $[ ], and $[ ], respectively, to these former Trustees.

(3)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

As of [     ], 2009, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each fund.

As of [     ], 2009, to the knowledge of each fund, the following shareholders owned beneficially or of record 5% or more of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Name & Address	Percentage

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s Board has adopted policies and procedures developed by LMPFA with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to the funds’ Board.

Currently, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end (with respect to Legg Mason Partner Variable High Income Portfolio and Legg Mason Partners Variable Adjustable Rate Income Portfolio) or calendar month-end (with respect to Legg Mason Partners Variable Money Market Portfolio) on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 days after quarter-end
Lipper	Quarterly	25 days after quarter-end
S&P	Quarterly	25 days after quarter-end
Morningstar	Quarterly	25 days after quarter-end
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for the funds may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 day
Callan	Quarterly	25 days after quarter-end
Mercer	Quarterly	25 days after quarter-end
eVestment Alliance	Quarterly	25 days after quarter-end
CRA RogersCasey	Quarterly	25 days after quarter-end
Cambridge Associates	Quarterly	25 days after quarter-end
Marco Consulting	Quarterly	25 days after quarter-end
Wilshire	Quarterly	25 days after quarter-end
Informa Investment Services (Efron)	Quarterly	25 days after quarter-end
CheckFree (Mobius)	Quarterly	25 days after quarter-end
Nelsons Information	Quarterly	25 days after quarter-end
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days after quarter-end
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days after quarter-end
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month-End	None
Sun Trust	Weekly and Month-End	None
New England Pension Consultants	Quarterly	25 days after quarter-end
Evaluation Associates	Quarterly	25 days after quarter-end
Watson Wyatt	Quarterly	25 days after quarter-end
S&P (Rating Agency)	Weekly Tuesday Night*	1 business day*
Moody’s (Rating Agency)	Monthly*	6-8 business days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

PORTFOLIO TURNOVER

Portfolio Turnover.  For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by each fund.

For the fiscal years ended October 31, 2007 and 2008 the portfolio turnover rates were as follows:

	For the Fiscal Year Ended
	October 31:
Fund	2007		2008

Legg Mason Partners Variable High Income Portfolio	[ ]	%	[ ]	%
Legg Mason Partners Variable Adjustable Rate Income Portfolio	[ ]	%	[ ]	%

Although it is anticipated that most investments of each fund (except Legg Mason Partners Variable Money Market Portfolio) will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions. Portfolio turnover rates for Legg Mason Partners Variable Money Market Portfolio are not shown above because of the short-term nature of the investments owned by the fund.

TAXES

General

The following is a summary of certain federal income tax considerations that may affect the funds and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the funds also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individualized tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any fund of the Trust.

Tax Status of the Funds

Each fund expects to be treated as a separate taxable entity for federal income tax purposes and intends to qualify each taxable year as a “regulated investment company” under the Code. If a fund so qualifies, such fund will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that such fund distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a fund were to fail to qualify as a regulated investment company under the Code for any year, such fund would incur a regular corporate federal income tax upon its taxable income, its distributions would generally be taxable as ordinary income to the shareholders, and investments in such fund through life insurance separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment accounts. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the funds as taxable income.

The funds intend at least annually to declare and make distributions of substantially all of their taxable income and net taxable capital gains to their shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the respective fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts and of the holders of the contracts.

Tax Treatment of Shareholders

Each separate account that invests in a fund must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “life insurance contracts” under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from that fund, and on all sales, exchanges or redemptions of interests in that fund.

If all of the beneficial interests in a fund are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of that fund, rather than treating the interest in the fund as a separate investment of each separate account investing in the fund. Beneficial interests in the funds are currently being offered only to separate accounts of participating life insurance companies and other qualifying holders.

The funds intend to diversify their assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any separate account invested wholly in a fund would also satisfy such diversification requirements. In particular, each fund will diversify its investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment. However, in the case of government securities, each government agency or instrumentality will be considered to be a separate issuer. The undertaking by the Trust to ensure that the funds meet such diversification requirements may limit the ability of a particular fund to make certain otherwise permitted investments.

On October 31, 2008, the unused capital loss carryforwards, by fund, were approximately as follows: Legg Mason Partners Variable High Income Portfolio: $[     ] and Legg Mason Partners Variable Adjustable Rate Portfolio: $[     ]. For Federal income tax purposes, these amounts are available to be applied, by the fund that has the carryforwards, against future capital gains of the respective fund that are realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

	October 31,
Name of Fund	2008	2009	2010	2011	2012	2013	2014	2015	2016

Legg Mason Partners Variable High Income Portfolio	$(18,327,807)	$(42,940,350)	$(21,882,303)	$(4,504,039)	—	—	—	—
Legg Mason Partners Variable Adjustable Rate Portfolio	—	—	—	$(2,911)	$(38,733)	$(77,596)	$(220,883)	$(211,314)

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the funds and the investors. Current and prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

VALUATION OF SHARES

The net asset value of each share of each class of the funds is determined on such days and at such time as is set forth in the Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. The NYSE is closed on the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For each of Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Variable High Income Portfolio, see the fund’s Prospectus for a description of procedures used by the fund in valuing its assets.

For Legg Mason Partners Money Market Portfolio only — It is anticipated that the net asset value of each share of the fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, as described below, the fund employs specific investment policies and procedures to accomplish this result.

The securities held by the fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates or other conditions cause the market value (or deemed market value) of the securities held by the fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold. For purposes of determining the extent of the deviation from amortized cost, in determining the market value of the securities held by the fund, the fund will, to the extent permitted by the Staff of the SEC, deem those securities with remaining maturities of 60 days or less to have values equal to their values calculated using the amortized cost method, even if the actual market value of these securities is less than amortized cost.

As noted above, should the deviation from amortized cost exceed 1/2 of 1% for the fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of the fund, the fund does not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of the fund’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Federal Income Taxation of U.S. Shareholders.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. The fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that the fund will have a positive net income at the time of each determination thereof. If for any reason the fund’s net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if the fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund.

AVAILABILITY OF THE FUNDS

Investment in the funds is only available to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that, in the future, it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the funds. However, the funds do not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Trust should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

General

Redemption payments shall be made wholly in cash unless the Board believes that economic conditions exist that would make such a practice detrimental to the best interests of a fund and its remaining shareowners. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Determination of Net Asset Value” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Involuntary Redemptions of Shares

Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager and provides administrative and certain oversight services to each fund, pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as investment manager of other Legg Mason-sponsored funds. As of December 31, 2008, LMPFA’s total assets under management were approximately $[     ] billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations had aggregate assets under management of approximately $[     ] billion.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a sub-advisory agreement, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the funds’ transfer agents, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s existence; and (v) maintaining the registration or qualification of each fund’s shares under federal and state laws.

Each Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a vote of a majority of the outstanding voting securities of such fund (as defined in the 1940 Act), and (b) in either case, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its duties or reckless disregard of its obligation and duties under the Management Agreement.

Subject to such policies as the Board may determine, the manager manages the securities of and makes investment decisions for each fund. In addition, the manager provides certain administrative services to each fund under the Management Agreement.

For its services under each Management Agreement LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

		Investment
	Average Daily	Management
Fund	Net Assets (if Applicable)	Fee Rate

Legg Mason Partners Variable Adjustable Rate
Income Portfolio	First $1 billion	0.550%
	Next $1 billion	0.525%
	Next $3 billion	0.500%
	Next $5 billion	0.475%
	Over $10 billion	0.450%
Legg Mason Partners Variable High Income Portfolio		0.600%
Legg Mason Partners Variable Money Market Portfolio	First $1 billion	0.450%
	Next $1 billion	0.425%
	Next $3 billion	0.400%
	Next $5 billion	0.375%
	Over $10 billion	0.350%

The manager has agreed to voluntarily waive its fee to the extent that the aggregate expenses of each of the following funds, exclusive of taxes, brokerage and extraordinary expenses, such as litigation and indemnification expenses, exceed the following percentage of the fund’s average daily net assets for any fiscal year:

Fund	Percentage

Legg Mason Partners Variable Adjustable Rate Income Portfolio	1.00%
Legg Mason Partners Variable Money Market Portfolio	1.25%

Each of these voluntary expense limitations shall be in effect until it is modified or terminated by the manager. The manager may modify or terminate these voluntary expense limitations at any time.

For the periods shown, each fund paid the following management fees to the manager and its affiliates, including SBFM and each subadviser, as applicable:

	Fiscal Year	Fiscal Year		Fiscal Year
	Ended	Ended		Ended
	October 31,	October 31,		October 31,
Fund	2006	2007		2008

Legg Mason Partners Variable High Income Portfolio	$1,662,077(1)	$1,578,038		[ ]
Legg Mason Partners Variable Money Market Portfolio	$2,120,909(2)	$2,210,055		[ ]
Legg Mason Partners Variable Adjustable Rate Income Portfolio	$216,246(3)	$161,499	(4)	[ ]

(1)	The manager waived fees for the fiscal year ended October 31, 2006. If fees were not waived, the manager would have received $1,670,014 in management fees.

(2)	The manager waived fees for the fiscal year ended October 31, 2006. If fees were not waived, the manager would have received $2,132,892 in management fees. The manager also reimbursed expenses amounting to $16,384.

(3)	The manager waived fees for the fiscal year ended October 31, 2006. If fees were not waived, the manager would have received $218,698 in management fees.

(4)	The manager waived fees for the fiscal year ended October 31, 2007. If fees were not waived, the manager would have received $217,737 in management fees.

Subadvisers

Western Asset provides day-to-day portfolio management as subadviser to each fund, and Western Asset Limited serves as an additional subadviser to Legg Mason Partners Variable High Income Portfolio, each pursuant to a sub-advisory agreement with respect to such fund (each, a “Sub-Advisory Agreement”). Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Limited has offices at 10 Exchange Square, Primrose Street, London EC2A2EN. As of December 31, 2008, total assets under management by Western Asset and its supervised affiliates were approximately [$     ] billion and Western Asset Limited’s total assets under management were approximately [$     ] billion.

Under each Sub-Advisory Agreement, subject to the supervision of the Board and the manager, each subadviser regularly provides with respect to the portion of the fund’s assets allocated to the subadviser by the manager investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. Each subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under the Sub-Advisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Sub-Advisory Agreement as a result of any delegation.

Each Sub-Advisory Agreement will continue in effect for its initial term and thereafter from year to year thereafter provided such continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on not more than 60 days’ or less than 30 days’ written notice to the subadviser without penalty. Each subadviser may terminate the Sub-Advisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Sub-Advisory Agreement except with the subadviser’s consent.

Each Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadvisers and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadvisers are not protected against any liability to the fund or the manager to which the subadvisers would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

As compensation for its sub-advisory services, (i) the manager will pay Western Asset a fee equal to 70% of the management fee paid to LMPFA by the applicable fund, net of expense waivers and reimbursements, and (ii) Western Asset will pay to Western Asset Limited a fee equal to 0.30% of the assets of Legg Mason Partners Variable High Income Portfolio that are allocated to Western Asset Limited, net of expense waivers and reimbursements. For the fiscal year ended October 31, 2008, the manager paid fees to Western Asset equal to $[          ] for its services relating to Legg Mason Partners Variable High Income Portfolio, $[          ] for its services relating to Legg Mason Partners Variable Adjustable Rate Income Portfolio and $[          ] for its services relating to Legg Mason Partners Variable Money Market Portfolio.

Expenses

In addition to amounts payable under the Management Agreements and, with respect to Legg Mason Partners Variable Adjustable Rate Income Portfolio, the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof; meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the funds’ Prospectuses. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In addition, voluntary expense caps and voluntary fee waivers and/or reimbursements do not cover interest expenses.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily foregone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of the funds; receives and delivers all assets for the funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

PNC Global Investment Servicing (U.S.) Inc. (“PNC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, DC 20006, serves as counsel to each of the Independent Trustees of the Board.

Independent Registered Public Accounting Firm

[          ], an independent registered public accounting firm, [          ], has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending October 31, 2009.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each of the funds and their manager, subadvisers and distributor has adopted a Code of Ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds and their manager, subadvisers and distributor are on file with the SEC.

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the funds’ portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to each fund’s (other than Legg Mason Partners Variable Money Market Portfolio) portfolio managers. Unless noted otherwise, all information is provided as of October 31, 2008.

Other Accounts Managed by Portfolio Manager

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts had fees based on performance.

		Registered Investment	Other Pooled Investment
Fund	Portfolio Manager	Companies	Vehicles	Other Accounts

Legg Mason Partners Variable Adjustable Rate Income Portfolio	S. Kenneth Leech	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other accounts with $[ ] billion in total assets under management (of which [ ] other accounts with $[ ] billion in total assets under management pay a performance fee)
	Stephen A. Walsh	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other accounts with $[ ] billion in total assets under management (of which [ ] other accounts with $[ ] billion in total assets under management pay a performance fee)

		Registered Investment	Other Pooled Investment
Fund	Portfolio Manager	Companies	Vehicles	Other Accounts

	Andrea A. Mack	[ ] registered investment company with $[ ] billion in total assets under management	None	[ ] other accounts with $[ ] billion in total assets under management
	James J. Flick	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other accounts with $[ ] billion in total assets under management (of which [ ] other accounts with $[ ] billion in total assets under management pay a performance fee)
Legg Mason Partners Variable High Income Portfolio	S. Kenneth Leech	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other accounts with $[ ] billion in total assets under management (of which [ ] other accounts with $[ ] billion in total assets under management pay a performance fee)
	Stephen A. Walsh	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other accounts with $[ ] billion in total assets under management (of which [ ] other accounts with $[ ] billion in total assets under management pay a performance fee)
	Michael C. Buchanan	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other accounts with $[ ] billion in total assets under management
	Detlev Schlichter	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other accounts with $[ ] billion in total assets under management (of which [ ] other accounts with $[ ] billion in total assets under management pay a performance fee)
	Keith J. Gardner	[ ] registered investment companies with $[ ] billion in total assets under management	[ ] other pooled investment vehicles with $[ ] billion in total assets under management	[ ] other account with $[ ] billion in total assets under management (of which [ ] other accounts with $[ ] billion in total assets under management pay a performance fee)

Portfolio Manager Compensation

Each subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation - with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including one or more of the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, through relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the subadvisers and the funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or a subadviser and the individuals that any of them employs. For example, each of the manager and each subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and subadvisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadvisers and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.  The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager. None of the portfolio managers own fund shares because fund shares are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

Dollar Range of
Fund	Portfolio Manager	Ownership of Securities

Legg Mason Partners	S. Kenneth Leech	[ ]
Variable Adjustable Rate	Stephen A. Walsh	[ ]
Income Portfolio	Andrea A. Mack	[ ]
	James J. Flick	[ ]
Legg Mason Partners	S. Kenneth Leech	[ ]
Variable High Income	Stephen A. Walsh	[ ]
Portfolio	Michael C. Buchanan	[ ]
	Keith J. Gardner	[ ]
	Detlev S. Schlichter	[ ]

DISTRIBUTOR

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the funds’ sole and exclusive distributor pursuant to written agreements (the “Distribution Agreement”).

For the period from December 1, 2005 to November 30, 2007, Citigroup Global Markets Inc. (“CGMI”), an indirect wholly-owned subsidiary of Citigroup, served as the funds’ co-distributor, along with LMIS. Prior to December 1, 2005, CGMI served as the funds’ distributor.

Under the Distribution Agreement, the distributor is appointed as exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which each fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year, with respect to each fund, if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan Arrangements

The Trust has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to the non-designated shares of the Legg Mason Partners Variable Adjustable Rate Income Portfolio. Under the 12b-1 Plan, the fund pays service and/or distribution fees to LMIS, for services LMIS provides and expenses LMIS bears with respect to the distribution of the fund’s shares and providing services to shareholders. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Under the 12b-1 Plan, Legg Mason Partners Variable Adjustable Rate Income Portfolio pays a service and distribution fee not to exceed 0.25% of the average daily net assets of its shares. The fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor and to other parties in respect of the sale of shares of the fund for distribution services and for preparation, printing, and distribution of prospectuses, statements of additional information and reports to prospective investors and for recipients other than existing shareholders. The fund also may make payments to the distributor and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by the fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the applicable 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales related expenses out of their own resources of any kind, including past profits, or payments received from the fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and 12b-1 fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

For the fiscal year ended October 31, 2008, LMIS incurred $[     ] distribution expenses for the Legg Mason Partners Variable Adjustable Rate Income Portfolio for advertising, printing and mailing prospectuses, support services and overhead expense and compensation to Service Agents as follows:

Legg Mason Partners
Variable Financial
Consultant	Third Party	Branch	Advertising	Printing	Total
Compensation	Service Fees	Expenses	Expenses	Expenses	Expenses

[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the fund for other purposes, such as management fees.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, each fund’s subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions. With respect to Legg Mason Partners Variable High Income Portfolio, decisions to buy and sell domestic securities for the fund are made by Western Asset, which is also responsible for placing these transactions; the responsibility to make investment decisions with respect to foreign securities and to place these transactions rests with Western Asset Limited.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers, except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by each fund for its three most recent fiscal years is set forth below.

Pursuant to each Management Agreement and Sub-Advisory Agreement, each of the manager and each subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and each subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the manager, a subadviser or its affiliates exercise investment discretion. The manager and the subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or a subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or a subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadvisers may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadvisers in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, neither the manager nor any subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or a subadviser by brokers who effect securities transactions for a fund may be used by the manager or a subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or a subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or a subadviser manages may be used by the manager or subadvisers in servicing a fund. Not all of these research services are used by the manager or subadvisers in managing any particular account, including the funds.

For the fiscal year ended October 31, 2008, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.[confirm]

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker-dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Shown below are the total brokerage commissions paid by the funds and the predecessor funds collectively for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008, the portion paid to CGMI and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order.

		Total	Commissions	Commissions Paid
		Brokerage	Paid to CGMI	to Others (for
Portfolio	Fiscal Year Ended	Commissions	and Affiliates	Execution Only)

Legg Mason Partners Variable High Income	October 31, 2006
October 31, 2007
October 31, 2008
Legg Mason Partners Variable Adjustable Rate Income	October 31, 2006
October 31, 2007
October 31, 2008
Legg Mason Partners Variable Money Market	October 31, 2006
October 31, 2007
October 31, 2008

As of December 1, 2007, CGMI no longer serves as a distributor of the funds

As of December 1, 2005, LMIS became an underwriter of each fund under the 1940 Act. For the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008, none of the funds paid any brokerage commissions to LMIS or its affiliates. [Confirm]

In certain instances, there may be securities that are suitable as an investment for a fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for each fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the manager or a subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For the fiscal year ended October 31, 2008, Each fund held the following securities issued by its regular broker-dealers, which had the following values as of October 31, 2008:

		Type of Security	Value of Securities
	Name of Regular Broker or	D = Debt	Owned as of
Fund	Dealer or Parent (Issuer)	E = Equity	October 31, 2008

Legg Mason Partners High Income Portfolio

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable Money Market Portfolio

ADDITIONAL INFORMATION

The Trust

The certificate of trust to establish the Trust was filed with the State of Maryland on October 4, 2006. On April 30, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust. Prior to the reorganization of each fund as a series of Legg Mason Partners Variable Portfolios II, each fund was a series of Legg Mason Variable Portfolios III, Inc. a Maryland corporation.

Each of the funds is a series of the Trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board of Trustees and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

None of the funds is required to hold an annual meeting of shareholders, but each of the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, Trustees, officers, or employees of the Trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

Each of the funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. Each of the funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a fund and requires a fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law.

Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The Trust offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the shareholders of the Trust and, under the 1940 Act, are deemed to be in control of the Trust. Nevertheless, with respect to any Trust shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Trust in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Annual and Semi-Annual Reports

Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the funds’ printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the funds and other affiliated funds (collectively the “funds”), SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against the funds or their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed, and the parties await oral argument.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

* * *

As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the funds or their current manager.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint.

A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed, and the parties await oral argument.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (for each fund, Statement of Assets and Liabilities as of October 31, 2008, Statement of Operations for the year ended October 31, 2008, Statement of Changes in Net Assets for each of the years in the two-year period ended October 31, 2008, Financial Highlights for each of the years or periods in the five-year period ended October 31, 2008, and Notes to Financial Statements, along with the Report of Independent Registered Public Accounting Firm, each of which is included in the 2008 Annual Report to Shareholders of the fund) are incorporated by reference into this SAI (filed on [          ], Accession Numbers: [          ], [          ], [          ]).

Appendix A

WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

  1. Issuer name;

  2. Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

  4. A brief identification of the matter voted on;

  5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

  6. Whether a vote was cast on the matter;

  7. A record of how the vote was cast; and

  8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4.  Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.  Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Limited
Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company Limited (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company, its U.S. affiliate) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Western Asset Investment Services Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients of existing clients were reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Investment Services Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. As part of the Annual Monitoring Program, the Legal and Compliance Department staff will review proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Investment Services Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

  1. Issuer name;

  2. Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

  4. A brief identification of the matter voted on;

  5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

  6. Whether a vote was cast on the matter;

  7. A record of how the vote was cast; and

  8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the Firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal & Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favours compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permits replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the Firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.  Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorisation of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4.  Matters relating to Acquisitions, Mergers, Reorganisations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.  Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorisation to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the Firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The US Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B

RATINGS OF MUNICIPAL OBLIGATIONS

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Debt Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days — including commercial paper.

A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of ““AAAp NRi”’ indicating that the principal portion is rated “AAA”’ and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi”’ indicating that the principal portion is rated “AAA”’ and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

 — Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

 — Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual”’ ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, Standard & Poor’s note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.”’ When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA”’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA”’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A”’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB”’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB — Speculative. “BB”’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+”’ to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+”’ or “−”’ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC”, or to short-term ratings other than “F1”. (The +/− modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

“NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

“WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

PART C
OTHER INFORMATION
Item 23. Exhibits
Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A filed with the Securities and Exchange Commission (the “SEC”) (the “Registration Statement”) (File Nos. 33-40603 and 811-06310).
(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2007 (“Post-Effective Amendment No. 41”).
(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of April 27, 2007 is incorporated herein by reference to Post-Effective Amendment No. 41.
(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 41.
(c) Not Applicable.
(d)(1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 27, 2007 is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 42”).
(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable High Income Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Money Market Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 45”).
(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Global High Yield Bond Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Strategic Bond Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Government Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Variable Diversified Strategic Income Portfolio, and LMPFA dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(8) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Partners Variable Adjustable Rate Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(9) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable High Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.

(10) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Money Market Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(11) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Global High Yield Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(12) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Strategic Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(13) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), regarding Legg Mason Partners Variable Strategic Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(14) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Government Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(15) Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Variable Diversified Strategic Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(16) Subadvisory Agreement between WAM and WAML, regarding Legg Mason Partners Variable Diversified Strategic Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(17) Subadvisory Agreement between WAM and WAML, regarding Legg Mason Partners Variable Global High Yield Bond Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(18) Subadvisory Agreement between WAM and WAML, regarding Legg Mason Partners Variable High Income Portfolio, dated April 27, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(e)(1) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Variable Portfolios I, Inc. and Legg Mason Investor Services, LLC (“LMIS”), relating to Legg Mason Partners Variable Strategic Bond Portfolio and Legg Mason Partners Variable Global High Yield Bond Portfolio, is incorporated by reference to Post-Effective Amendment No.14 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2006.
(2) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Investment Series and LMIS, relating to Legg Mason Partners Variable Government Portfolio, is incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 24, 2006.
(3) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Variable Portfolios III, Inc. and LMIS, relating to Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Money Market Portfolio, is incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005.
(4) Distribution Agreement dated December 1, 2005 by and between Legg Mason Partners Variable Portfolios II and LMIS, relating to Legg Mason Partners Variable Diversified Strategic Income Portfolio, is

incorporated by reference to Post-Effective Amendment No.33 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on May 1, 2006.
(5) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36.
(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 36.
(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 36.
(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 36.
(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36.
(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(h)(1) Transfer Agency and Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (“PNC Global Investment Servicing”) dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 33.
(2) Letter Agreement amending the Transfer Agency and Services Agreement with PNC Global Investment Servicing dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(3) License Agreement between the Trust and Legg Mason Properties, Inc. is incorporated by reference to Post-Effective Amendment No. 33.
(i)(1) Opinion and Consent of Counsel regarding legality of shares being registered is incorporated by reference to Post-Effective Amendment No. 41.
(j)(1) Consents of Independent Registered Public Accounting Firm to be filed by amendment.
(2) Power of attorney dated February 12, 2008 is incorporated by reference to Post-Effective Amendment No. 45.
(k) Not Applicable.
(l) Not Applicable
(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Variable Adjustable Rate Income Portfolio, Legg Mason Partners Variable Diversified Strategic Income Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Government Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable Money

Market Portfolio and Legg Mason Partners Variable Strategic Bond Portfolio, dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(n) Amended and Restated Rule 18f-3 Plan dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42.
(o) Not Applicable.
(p) (1) Code of Ethics of Citigroup Asset Management—North America and certain registered Investment companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 33.
(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No.33.
(3) Code of Ethics of WAM and WAML dated as of February, 2007, is filed herewith.
Item 24. Persons Controlled by or under Common Control with Registrant
Not Applicable
Item 25. Indemnification
Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.
Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.
The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registration and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.
Item 26. Business and Other Connections of Investment Adviser
Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
     LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).
     LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).
     Subadviser — Western Asset Management Company
     Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.
Directors
James W. Hirschmann III
Peter L. Bain
Jeffrey A. Nattans

Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance
     Subadviser — Western Asset Management Company Limited
     Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.
Directors
James W. Hirschmann III
Peter L. Bain
D. Daniel Fleet
Jeffrey A. Nattans
Michael B. Zelouf

Officers
D. Daniel Fleet	President
James W. Hirschmann III	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations
Following is a list of other substantial business activities in which directors, officers or partners of WAM and WAML have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Peter L. Bain	Director, LMCM
Director, Batterymarch
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Manager, GCIM
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
Manager, LMIC
Manager, LMPFA
Director, LMREI
Director, LMRESA

President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
President and Director, LM Tower
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, WAM
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML
Following is a list of addresses for Item 26 with respect to WAM and WAML:
Barrett Associates, Inc. (“Barrett”)
565 Fifth Avenue
New York, NY 10017
Bartlett & Co. (“Bartlett”)
36 East Fourth Street
Cincinnati, OH 45202
Batterymarch Financial Management, Inc. (“Batterymarch”)
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, MA 02116
Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8 th Floor
Philadelphia, PA 19104
Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)
36 Robinson House, #18
City House
Singapore
Clearbridge Advisors, LLC (“Clear Adv”)
620 Eighth Avenue
New York, NY 10018
Clearbridge Asset Management, Inc. (“Clear Asset”)
620 Eighth Avenue
New York, NY 10018
Global Currents Investment Management, LLC (“GCIM”)
100 Light Street
Baltimore, MD 21202
Legg Mason Capital Management, Inc. (“LMCM”)
100 Light Street
Baltimore, MD 21202
Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada
Legg Mason Fund Adviser, Inc. (“LMFA”)
100 Light Street
Baltimore, MD 21202
Legg Mason Funding Corp. (“LM Funding”)
100 Light Street
Baltimore, MD 21202
Legg Mason Global Asset Allocation, LLC (“GAA”)
300 First Stamford Place, 4th Floor
Stamford, CT 06902
Legg Mason, Inc.
100 Light Street
Baltimore, MD 21202
Legg Mason International Holdings, LLC (“LMIH”)
100 Light Street
Baltimore, MD 21202
Legg Mason Investment Counsel, LLC (“LMIC”)
100 Light Street
Baltimore, MD 21202
Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
399 Park Ave.
New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)
100 Light Street
Baltimore, MD 21202
Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)
100 Light Street
Baltimore, MD 21202
Legg Mason Realty Capital, Inc. (“LMRC”)
100 Light Street
Baltimore, MD 21202
Legg Mason Realty Group, Inc. (“LMRG”)
100 Light Street
Baltimore, MD 21202
Legg Mason Realty Partners, Inc. (“LMRP”)
100 Light Street
Baltimore, MD 21202
Legg Mason Tower, Inc. (“LM Tower”)
100 Light Street
Baltimore, MD 21202
LMRC II, Inc. (“LMRC II”)
100 Light Street
Baltimore, MD 21202
LMRC Properties, Inc. (“LMRC Properties”)
100 Light Street
Baltimore, MD 21202
PCM Holdings I, Inc. (“PCM I”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512
PCM Holdings II, LLC (“PCM II”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512
Permal Asset Management, Inc. (“Permal”)
900 Third Ave. 28th Floor
New York, NY 10022
Royce & Associates, LLC (“Royce”)
1414 Avenue of the Americas
New York, NY 10019
Western Asset Management Company (“WAM”)
385 East Colorado Boulevard
Pasadena, CA 91101
Western Asset Management Company Limited (“WAML”)
10 Exchange Square
Primrose Street

London EC2A2EN England
Western Asset Management Company Ltd (“Western Japan”)
36F Shin-Marunouchi Building
5-1 Marunouchi 1-Chome Chiyoda-Ku
Tokyo 100-6536 Japan
Western Asset Management Company Pty Ltd (“WAM Australia”)
Level 48
120 Collins Street
GPO Box 507
Melbourne Victoria 3000 Australia
Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)
10 Exchange Square
Primrose Street
London EC2A2EN England
Western Asset Management Company Pte, Ltd (“Western Singapore”)
1 George Street, #23-01
Singapore 049145
Item 27. Principal Underwriters
     Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.
LMIS is the placement agent for funds that are series of Master Portfolio Trust.
The information required by this Item 27 with respect to each director and officer of LMIS is listed below:
Mark R. Fetting — Managing Director
D. Stuart Bowers — Vice President
W. Talbot Daley — Vice President
Thomas J. Hirschmann — Vice President
Joseph M. Furey — General Counsel and Chief Compliance Officer
Ronald Holinsky — Counsel
Robert E. Patterson — Counsel
Theresa M. Silberzahn — Chief Financial Officer
Elisabeth F. Craig — AML Compliance Officer and Director of Continuing Education
All Addresses are 100 Light Street, Baltimore, Maryland 21202.
(c) Not applicable.
Item 28. Location of Accounts and Records
With respect to the Registrant:

(1)	Legg Mason Partners Variable Income Trust
55 Water Street
New York, New York 10041
With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue
New York, New York 10018
With respect to the Registrant’s Subadvisers:

(3)	c/o Western Asset Management Company and
Western Asset Management Company Limited
620 Eighth Avenue
New York, New York 10018
With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111
With respect to the Registrant’s Transfer Agent:

(5)	PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
With respect to the Registrant’s Distributor:

(6)	Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland 21202
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS VARIABLE INCOME TRUST, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 19th day of December, 2008.
LEGG MASON PARTNERS VARIABLE INCOME TRUST, on behalf of its series:
Legg Mason Partners Variable Money Market Portfolio

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive
Officer
WITNESS our hands on the date set forth below.
     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 19, 2008.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Frances M. Guggino Frances M. Guggino	Treasurer and Chief Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Jane F. Dasher* Jane F. Dasher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Rainer Greeven* Rainer Greeven	Trustee

/s/ Stephen R. Gross* Stephen R. Gross	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan M. Heilbron* Susan M. Heilbron	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By: /s/ R. Jay Gerken R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index
(p)(3)       Code of Ethics of WAM and WAML